Exhibit 99.2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of July 27, 2009, by and among TORREYPINES THERAPEUTICS, INC., a Delaware corporation (“TPT”), RAPTOR PHARMACEUTICALS CORP., a Delaware corporation (“Raptor”), and the undersigned stockholder of Raptor (“Stockholder”). Certain capitalized terms used in this Agreement that are not defined herein or in Section 9 shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, Stockholder is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of common stock of Raptor, par value $0.001 per share (“Raptor Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, TPT, ECP Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of TPT (“Merger Sub”), and Raptor are entering into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of Merger Sub with and into Raptor (the “Merger”); and

WHEREAS, as a condition and inducement to TPT’s willingness to enter into the Merger Agreement, Stockholder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1. Agreement to Vote Shares.

(a) Prior to the Termination Date, at every meeting of the holders of Raptor Common Stock (each, a “Stockholder Meeting” and collectively, the “Stockholder Meetings”) called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the holders of Raptor Common Stock with respect to any of the following, Stockholder shall vote the Subject Securities (to the extent that such Subject Securities are entitled to vote): (i) in favor of the Merger, the execution and delivery by Raptor of the Merger Agreement and the adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing, (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Raptor under the Merger Agreement, (iii) against any proposal for any Acquisition Transaction, other than the Merger, between Raptor and any Person other than TPT or Merger Sub and (iv) against any change in a majority of the board of directors of Raptor.

(b) If Stockholder is the beneficial owner, but not the record holder, of the Subject Securities, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Subject Securities in accordance with Section 1(a).

2. Irrevocable Proxy.

(a) Stockholder hereby irrevocably (to the fullest extent permitted by Section 212 of the Delaware General Corporation Law) appoints TPT, Evelyn Graham and Craig Johnson, and each of them, acting individually, as the sole and exclusive attorneys and proxies of Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the fullest extent that Stockholder is entitled to do so) in accordance with Section 1(a), prior to the Termination Date, with respect to (i) the outstanding shares of Raptor Common Stock owned of record by Stockholder as of the date of this Agreement and (ii) any and all other shares of Raptor Common Stock which Stockholder may acquire on or after the date hereof. Upon Stockholder’s execution of this Agreement, any and all prior proxies given by Stockholder with respect to any of its shares of Raptor Common Stock are hereby revoked and Stockholder agrees not to grant any subsequent proxies with respect to its shares of Raptor Common Stock at any time prior to the Termination Date.

(b) The proxy granted pursuant to this Section 2 (the “Proxy”) is irrevocable (to the extent permitted by Section 212 of the Delaware General Corporation Law), is coupled with an interest, and is granted in consideration of TPT entering into the Merger Agreement.

(c) TPT, Evelyn Graham and Craig Johnson, the attorneys and proxies named above, and each of them, acting individually, are hereby authorized and empowered by Stockholder, at any time prior to the Termination Date, to act as Stockholder’s attorney and proxy to vote Stockholder’s Raptor Common Stock, and to exercise all voting and other rights of Stockholder with respect to Stockholder’s Raptor Common Stock (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation Law), at every Stockholder Meeting and in every written consent in lieu of such meeting: (i) in favor of the Merger, the execution and delivery by Raptor of the Merger Agreement and the adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing, (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Raptor under the Merger Agreement, (iii) against any proposal for any Acquisition Transaction, other than the Merger, between Raptor and any Person other than TPT or Merger Sub and (iv) against any change in a majority of the board of directors of Raptor.

(d) The Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of Stockholder (including any transferee of any of Stockholder’s shares of Raptor Common Stock).

3. Agreement to Retain Shares.

(a) Restriction on Transfer. Except as otherwise provided in Section 3(c), during the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

(b) Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

(c) Permitted Transfers. Section 3(a) shall not prohibit a transfer of Raptor Common Stock by Stockholder upon the death of Stockholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to TPT, to be bound by the terms of this Agreement.

4. Waiver of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Stockholder may have by virtue of any outstanding shares of Raptor Common Stock Owned by Stockholder.

5. No Solicitation. Stockholder agrees that, during the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly: (i) solicit, initiate, encourage, induce or knowingly facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (ii) furnish any information regarding any Raptor Corporation to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction; provided, however, that prior to the Raptor stockholders having voted their shares of Raptor Common Stock in favor of the proposals set forth in the Required Raptor Stockholder Vote, this Section 5 shall not prohibit Stockholder from furnishing nonpublic information regarding any Raptor Corporation to, or entering into discussions or negotiations with, any Person in response to a Superior Proposal or a bona fide, unsolicited written Acquisition Proposal made or received after the date of this Agreement that is reasonably likely to result in a Superior Proposal that is submitted to Raptor by such Person (and not withdrawn) if (A) none of Raptor, Stockholder, any Representative of Stockholder or Raptor or Raptor’s Subsidiaries shall have violated any of the restrictions set forth in this Section 5, (B) the board of directors of Raptor concludes in good faith, after having taken into account the advice of its outside legal counsel, that the failure to take such action is reasonably likely to result in a breach of the fiduciary duties of the board of directors under applicable law, (C) at least two Business Days prior to furnishing any such nonpublic information to, or entering into discussions or negotiations with, such Person, either Raptor or Stockholder gives TPT written notice of the identity of such Person and of Raptor’s or Stockholder’s intention to furnish nonpublic information to, or enter into discussions or negotiations with, such Person, and Raptor receives from such Person an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of Raptor or Stockholder and containing “standstill” provisions no less favorable to Raptor than the “standstill” provisions contained in the Confidentiality Agreement, if applicable, and (D) at least two Business Days prior to furnishing any such nonpublic information to such Person, either Raptor or Stockholder furnishes such nonpublic information to TPT (to the extent such nonpublic information has not been previously furnished by Raptor or Stockholder to TPT).

6. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to TPT as follows:

(a) Due Authorization, Etc. All consents, approvals, authorizations and orders necessary for the execution and delivery by Stockholder of this Agreement and the Proxy have been obtained, and Stockholder has full right, power and authority to enter into this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute valid and binding agreements of Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

(b) No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or it or any of his or its properties is or may be bound or affected; or (ii) result in or constitute any breach of or default under, or give to any other Person any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his or its Affiliates or properties is or may be bound or affected.

(c) Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Raptor Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Raptor Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Stockholder Owns the additional securities of Raptor set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of Raptor, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of Raptor, other than the shares and options, warrants and other rights set forth on the signature page hereof.

(d) Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, and will be accurate in all respects at all times through the Termination Date.

7. Further Assurance of Stockholder. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder’s sole expense) take such further actions, as TPT may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

8. Miscellaneous.

(a) Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his successors and assigns, and shall inure to the benefit of TPT and Raptor and their respective successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than TPT or Raptor and its successors and assigns) any rights or remedies of any nature.

(b) Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, TPT shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither TPT nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8(b), and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(c) Waiver. No failure on the part of TPT to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of TPT in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. TPT shall not be deemed to have waived any claim available to TPT arising out of this Agreement, or any power, right, privilege or remedy of TPT under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of TPT; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d) Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Any Legal Proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy shall be brought or otherwise commenced in any state or federal court located in the State of Delaware. Stockholder: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of Delaware in connection with any such Legal Proceeding; and (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to Stockholder at the address set forth on the signature page hereof shall constitute effective service of such process, summons, notice or document for purposes of any such Legal Proceeding.

EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN.

(e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(f) Entire Agreement. This Agreement, the Merger Agreement, and any other documents relating to the Merger constitute the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. No addition to or modification of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party.

(g) Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(h) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

(i) Attorneys’ Fees. If any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

(j) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(k) Construction.

(i) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(ii) This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.

(iii) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

9. Certain Definitions. For purposes of this Agreement,

(a) “Acquisition Proposal” shall mean any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by TPT or Merger Sub) contemplating or otherwise relating to any Acquisition Transaction.

(b) “Acquisition Transaction” shall mean any transaction or series of transactions involving: (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which any of the Raptor Corporations is a constituent corporation, (ii) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of any of the Raptor Corporations or (iii) in which any of the Raptor Corporations issues or sells securities representing more than 15% of the outstanding securities of any class of voting securities of such Raptor Corporation; or (b) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than nonexclusive licenses in the ordinary course of business), acquisition or disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated net revenues, net income or assets (on a book value or fair market value basis) of the Raptor Corporations; provided, however, that “Acquisition Transaction” shall not include (x) any issuance of securities or series of issuances of securities by Raptor at any time, which is for capital-raising purposes or (y) any one or a series of transactions involving a licensing, partnership, joint or collaborative venture, co-development or co-promotion agreement or similar arrangement involving one or more of Raptor’s product candidates or potential product candidates or the acquisition of assets, a business or a product line so long as such transactions, individually or in the aggregate, do not result in a Change of Control Transaction.

(c) Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder is the “beneficial owner” within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of such security.

(d) “Subject Securities” shall mean: (i) all securities of Raptor (including all shares of Raptor Common Stock and all options, warrants and other rights to acquire shares of Raptor Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Raptor (including all additional shares of Raptor Common Stock and all additional options, warrants and other rights to acquire shares of Raptor Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date.

(e) “Superior Proposal” shall mean, with respect to Raptor, an unsolicited, bona fide written offer made by a third Person to enter into (i) a merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either (A) the Raptor’s stockholders immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or (B) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) directly or indirectly acquires beneficial or record ownership of securities representing 50% or more of Raptor’s capital stock or (ii) a sale, lease, exchange transfer, license or disposition of any business or other disposition of at least 50% of the assets (on a book value or fair market value basis) of Raptor or its Subsidiaries, taken as a whole, in a single transaction or a series of related transactions that: (a) was not obtained or made as a direct or indirect result of a breach of (or in violation of) Section 5; and (b) is on terms and conditions that the board of directors of Raptor determines, in its good faith judgment, after obtaining and taking into account such matters that its board of directors deems relevant following consultation with its outside legal counsel and financial advisor: (x) is more favorable, from a financial point of view, to Raptor’s stockholders than the terms of the Merger; and (y) is reasonably capable of being consummated; provided, however, that any such offer shall not be deemed to be a “Superior Proposal” if (I) any financing required to consummate the transaction contemplated by such offer is not committed unless the board of directors of Raptor determines in good faith, that any required financing is reasonably capable of being obtained by such third Person, or (II) the consummation of such transaction is contingent on any such financing being obtained.

(f) The term “Termination Date” means the earlier to occur of the date of the consummation of the Merger contemplated by the Merger Agreement or the date the Merger Agreement terminates in accordance with its terms.

(g) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than TPT or Merger Sub; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than TPT or Merger Sub; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

The parties have caused this Agreement to be duly executed on the date first above written.

TORREYPINES THERAPEUTICS, INC.

By:
Name:
Title:

Address and facsimile number for notices:

RAPTOR PHARMACEUTICALS CORP.

By:
Name:
Title:

Address and facsimile number for notices:

STOCKHOLDER:

By:
Name:
Title:

Address and facsimile number for notices:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

[Signature page to Voting Agreement]